UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 23, 2025

MidCap Financial Investment Corporation
(Exact name of Registrant as Specified in Its Charter)

Maryland	814-00646	52-2439556
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street New York, New York		10019
(Address of Principal Executive Offices)		(Zip Code)
(Registrant’s telephone number, including area code): (212)
515-3450
None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MFIC	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.
On October 23, 2025 (the “Closing Date”), MidCap Financial Investment Corporation (the “Company”) completed a $492,000,000 term debt securitization (the “2025 Debt Securitization”) to redeem all of the outstanding secured notes (the “Existing Secured Notes”) issued by MFIC Bethesda CLO 1 LLC (the “CLO Issuer”) pursuant to that certain original indenture (“Original Indenture”), dated as of November 2, 2023 (the “Original Closing Date”), by and between the CLO Issuer and Deutsche Bank National Trust Company, as trustee (the “Trustee”), with the proceeds from the private placement of new Secured Notes offered by the CLO Issuer in the 2025 Debt Securitization. Term debt securitizations are also known as a collateralized loan obligation and are a form of secured financing incurred by a subsidiary of the Company, which is consolidated by the Company and subject to the Company’s overall asset coverage requirements.
On the Closing Date and in connection with the 2025 Debt Securitization, the CLO Issuer, an indirect, wholly-owned, consolidated subsidiary of the Company, entered into a Refinancing Placement Agreement (the “CLO Refinancing Placement Agreement”) with SMBC Nikko Securities America, Inc., as a placement agent (“SMBC”) and Apollo Global Securities, LLC, as a placement agent, pursuant to which SMBC agreed to place certain notes to be issued by the CLO Issuer as part of the 2025 Debt Securitization pursuant to a first supplemental indenture (“Supplemental Indenture”), dated as of the Closing Date, by and between the CLO Issuer and the Trustee (the Original Indenture, as amended by the Supplemental Indenture, the “CLO Indenture”).
The notes offered in the 2025 Debt Securitization consist of $348,000,000 of AAA(sf)
Class A-1-R
Senior Secured Floating Rate Notes due 2037, which bear interest at the three-month secured overnight financing rate published by the Federal Reserve Bank of New York (“SOFR”) plus 1.49% (the
“Class A-1
Notes”); $24,000,000 of AAA(sf)
Class A-2-R
Senior Secured Floating Rate Notes due 2037, which bear interest at the three-month SOFR plus 1.65% (the
“Class A-2
Notes”); $36,000,000 of AA(sf)
Class B-R
Senior Secured Floating Rate Notes due 2037, which bear interest at the three-month SOFR plus 1.85% (the “Class B Notes”); $48,000,000 of A(sf)
Class C-R
Secured Deferrable Floating Rate Notes due 2037, which bear interest at the three-month SOFR plus 2.30% (the “Class C Notes”); and $36,000,000 of
BBB-(sf)
Class D-R
Secured Deferrable Floating Rate Notes due 2037, which bear interest at the three-month SOFR plus 3.30% (the “Class D Notes” and together with the
Class A-1
Notes, the
Class A-2
Notes, the Class B Notes and the Class C Notes, the “Secured Notes”). The $154,360,000 of Subordinated Notes due 2123 (the “Subordinated Notes”, and together with the Secured Notes, the “Notes”) issued on the Original Closing Date remained outstanding on the Closing Date.
The 2025 Debt Securitization is backed by a diversified portfolio of broadly syndicated and middle-market commercial loans. The Notes are scheduled to mature on October 23, 2037; however, the Notes may be redeemed by the CLO Issuer, at the direction of MFIC Bethesda CLO 1 Depositor LLC (“CLO Retention Holder”), a wholly-owned, consolidated subsidiary of the Company, as owner of a majority of the Subordinated Notes, on any business day after October 23, 2027. The CLO Retention Holder acts as retention holder in connection with the 2025 Debt Securitization for the purposes of satisfying certain U.S. regulations requiring sponsors of securitization transactions to retain exposure to the performance of the securitized assets and as such is required to retain a portion of the Subordinated Notes. The Company, through the CLO Retention Holder, has retained 100% of the Class D Notes issued in the 2025 Debt Securitization and has retained 100% of the Subordinated Notes issued on the Original Closing Date.
In a series of contemporaneous transactions on the Closing Date, (i) the CLO Issuer used the proceeds from the 2025 Debt Securitization to redeem the
Class A-1
Senior Secured Floating Rate Notes due 2035 and the
Class A-2
Senior Secured Floating Rate Notes due 2035, each as issued on the Original Closing Date (collectively, the “Existing Secured Notes”), and (ii) the CLO Issuer made any other payments due in connection with the repayment of the Existing Secured Notes and paid any other fees and expenses expected to be paid as of such date.
The Secured Notes are the secured obligation of the CLO Issuer, the Subordinated Notes are the unsecured obligation of the CLO Issuer, and the CLO Indenture governing the Notes include customary covenants and events of default. The Notes have not been, and will not be, registered under the Securities Act of 1933, as amended, or any state securities or “blue sky” laws, and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from registration.

The Company continues to serve as collateral manager to the CLO Issuer under a collateral management agreement entered into on the Original Closing Date (the “Collateral Management Agreement”). Pursuant to the Collateral Management Agreement, so long as the Company is the collateral manager, the collateral management fee will equal 0.0% per annum of the fee basis amount.
The above description of the documentation related to the 2025 Debt Securitization and other arrangements entered into on the Closing Date contained in this Current Report on Form
8-K
do not purport to be complete and are qualified in their entirety by reference to the underlying agreements, including the CLO Refinancing Placement Agreement, the Original Indenture, the First Supplemental Indenture and the Collateral Management
Agreement
, attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and each incorporated into this Current Report on Form
8-K
by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information provided in Item 1.01 of this current report on Form
8-K
is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Refinancing Placement Agreement, dated as of October 23, 2025, by and among MFIC Bethesda CLO 1 LLC, as issuer, SMBC Nikko Securities America, Inc., as a placement agent and Apollo Global Securities LLC, as a placement agent.

10.2	Indenture, dated as of November 2, 2023, by and between MFIC Bethesda CLO 1 LLC, as issuer and Deutsche Bank National Trust Company, as trustee (incorporated by reference to Exhibit 10.2 filed with the Company’s Current Report on Form 8-K (File No. 814-00646) on November 3, 2023).

10.3	First Supplemental Indenture, dated as of October 23, 2025, by and between MFIC Bethesda CLO 1 LLC, as issuer, and Deutsche Bank National Trust Company, as trustee.

10.4	Collateral Management Agreement, dated as of November 2, 2023, by and between MFIC Bethesda CLO 1 LLC, as issuer, and MidCap Financial Investment Corporation, as collateral manager (incorporated by reference to Exhibit 10.3 filed with the Company’s Current Report on Form 8-K (File No. 814-00646) on November 3, 2023).

104	Cover page interactive data file (formatted as Inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDCAP FINANCIAL INVESTMENT CORPORATION

Date: October 28, 2025	By:	/s/ Kristin Hester
		Name:	Kristin Hester
		Title:	Chief Legal Officer and Secretary